UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: November 30

Date of reporting period: November 30, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	November 30, 2016

CLEARBRIDGE

GLOBAL HEALTH CARE

INNOVATIONS FUND

PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Global Health Care Innovations Fund for the period since the Fund’s inception on March 31, 2016 through November 30, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

December 30, 2016

II	ClearBridge Global Health Care Innovations Fund

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the period since the Fund’s inception on March 31, 2016 through November 30, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2015 U.S. gross domestic product (“GDP”)i growth was 0.9%. First and second quarter 2016 GDP growth was 0.8% and 1.4%, respectively. The U.S. Department of Commerce’s final reading for third quarter 2016 GDP growth — released after the reporting period ended — was 3.5%. The improvement in GDP growth in the third quarter 2016 reflected an increase in private inventory investment, an acceleration in exports, smaller decreases in state and local government spending and an upturn in federal government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on November 30, 2016, the unemployment rate was 4.6%, as reported by the U.S. Department of Labor. This represented the lowest level since August 2007. The percentage of longer-term unemployed also declined over the period. In November 2016, 24.8% of Americans looking for a job had been out of work for more than six months, versus 25.7% when the period began.

Turning to the global economy, in its October 2016 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “The forces shaping the global outlook — both those operating over the short term and those operating over the long term — point to subdued growth for 2016 and a gradual recovery thereafter, as well as to downside risks.” From a regional perspective, the IMF currently estimates 2016 growth in the Eurozone will be 1.7%, versus 2.0% in 2015. Japan’s economy is expected to expand 0.5% in 2016, the same as in 2015. Elsewhere, the IMF projects that overall growth in emerging market countries will tick up to 4.2% in 2016, versus 4.0% in 2015.

After an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iv increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at every meeting prior to its meeting in mid-December 2016. On December 14, 2016, after the reporting period ended, the Fed raised rates to a range between 0.50% and 0.75%. In the Fed’s statement after the December meeting it said, “The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth and ward off deflation. In January 2015, before the reporting period began, the ECB announced that, beginning in March 2015, it would start a €60 billion-per-month bond buying program that was expected to run until September 2016. In December 2015, the

ClearBridge Global Health Care Innovations Fund	III

Investment commentary (cont’d)

ECB extended its monthly bond buying program until at least March 2017. In March 2016, the ECB announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. Finally, in December 2016 — after the reporting period ended — the ECB again extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB will purchase €60 billion-per-month of bonds. Looking at other developed countries, in the aftermath of the June 2016 U.K. referendum to leave the European Union (“Brexit”), the Bank of England (“BoE”)vi lowered rates in October 2016 from 0.50% to 0.25% — an all-time low. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it lowered the rate on current accounts that commercial banks hold with it to -0.10%. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

December 30, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China (“PBoC”) is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

IV	ClearBridge Global Health Care Innovations Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets, plus borrowings for investment purposes, if any, in the securities of companies engaged in the development, production or distribution of products or services related to health care or in other instruments with similar economic characteristics. Companies engaged in the development, production or distribution of products or services related to health care include (1) pharmaceutical and biotechnology companies, (2) health care supply and services firms, (3) businesses that operate hospitals and health care facilities and (4) companies engaged in medical research, equipment, devices, technology, diagnostics and life sciences. We seek to identify investments that, in our opinion, offer high growth potential or focus on innovation. As a global fund, the Fund can seek investment opportunities anywhere in the world, and under normal circumstances, the Fund invests in at least three countries, which may include the United States. The Fund may invest in issuers of any market capitalization.

We apply a bottom-up, fundamental process beginning with a global universe of companies that may be included in various health care indices such as the S&P 500 Health Care Indexi, the Russell 3000 Health Care Indexii, the MSCI World Health Care Index (USD)iii and the NASDAQ Biotechnology Indexiv. We focus on a three- to five-year investment horizon and seek to identify investments that, in our opinion, offer high growth potential or focus on innovation. We seek to invest in established companies that have a growth rate higher than that of the overall economy as measured by the gross domestic product or gross national product and/or above the growth rate of the business in which the firm competes (e.g., the overall pharmaceutical or medical device industry and the specific market in which the company/drug competes) or above the companies that we consider to be the firm’s closest peers. For newer companies, including those companies that have not yet generated sustained revenues, we seek to invest in companies that are developing products with the potential to generate revenues within a three- to five-year investment horizon. Innovation, we believe, includes, but is not limited to, the development of new drugs or new devices or engagement in businesses that may change the course of diseases, improve health care outcomes or reduce health care system costs. We seek to identify innovative health care companies by researching and evaluating various qualitative measures, including the scientific basis for a company’s products or services, its market opportunity, competitive landscape, barriers to entry, regulation, intellectual property, pricing and management capability. Company valuation is assessed based on a variety of factors including discounted cash flow, peer group valuation and sum-of-the-parts and scenario analysis. We typically look for companies exhibiting one or more of the following characteristics: an early proof of concept, sustainable growth, repeatable research and development capabilities, a technology platform based on proprietary knowledge, positive cash flows or an ability to manage business risk.

We typically construct a portfolio of approximately 30 to 50 positions. We will typically sell a security if, in our opinion, the original investment thesis is no longer valid, the

ClearBridge Global Health Care Innovations Fund 2016 Annual Report	1

Fund overview (cont’d)

potential return is no longer favorable relative to the perceived risk or if a new investment idea is deemed more attractive.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Major global equity indices delivered positive results for the reporting period from the Fund’s inception on March 31, 2016 to November 30, 2016. U.S. equities led the way with the large cap S&P 500 Indexv gaining 8.33%, the broad market Russell 3000 Indexvi adding 9.52% and the international MSCI EAFE Indexvii advancing 0.69%. Health care stocks underperformed the overall market with the MSCI World Health Care Index (USD) declining 1.54% for the period. A dovish stance from the U.S. Federal Reserve Board (the “Fed”)viii, which kept short-term interest rates steady after initially communicating a more aggressive rate tightening plan, was the main source of support for stocks while positive reaction to the election of Donald J. Trump as U.S. president caused equities, especially biotechnology and managed care stocks, to end the period strongly.

Health care stocks faced headwinds for most of the period due to pressure on drug prices on multiple fronts. Comments from U.S. presidential candidates on the pricing practices of biopharmaceutical companies raised the risk of future price controls while pressure from pharmacy benefit managers to force concessions on certain treatments also weighed on stock prices. Partially offsetting these pressures was robust mergers and acquisitions (“M&A”) activity across the Health Care sector. Larger product companies continued to seek growth opportunities by acquiring smaller development stage companies across areas ranging from biopharmaceuticals to managed care and medical devices.

Stocks shrugged off the short-term effects of Brexit, the surprise passage of a referendum by U.K. voters to leave the European Union, to deliver solid gains through the late spring and summer of 2016. The period saw a transition in market leadership as more cyclically-oriented stocks in the Information Technology, Industrials and Financials sectors benefited from better economic conditions. Generally solid earnings results and the continued liquidity support of low rates also drove returns.

Selling pressure returned in the weeks leading up to the U.S. presidential election, with the risks of higher interest rates weighing on income-oriented sectors and rhetoric over drug pricing hurting the Health Care sector. Those losses were reversed, however, in the weeks following Donald J. Trump’s election victory as his pro-growth agenda and the likelihood of lower regulation caused the Energy, Financials and Industrials sectors to rally.

Q. How did we respond to these changing market conditions?

A. The Fund continues to seek investments in companies that are finding breakthrough therapies targeting large unmet needs and those that help reduce overall health care expenditures. We continue to advocate positions in companies with uncorrelated catalysts, clinical read-outs, and M&A to generate attractive returns.

The underlying fundamentals of the biopharmaceutical industry remain healthy, and we continue to maintain significant exposure to the group. Over the course of the reporting period, we increased the Fund’s biotechnology exposure while reducing our exposure to pharmaceuticals. The innovation story remains intact, and pricing pressure remains contained to highly competitive

2	ClearBridge Global Health Care Innovations Fund 2016 Annual Report

areas. We believe that pioneering areas such as oncology and orphan diseases will remain protected from pricing pressure and continue to advocate investments in these areas. Managed health care industry fundamentals also remain strong, including robust growth for government programs and low utilization in core commercial and government businesses. Pricing pressure on branded drugs is also an incremental positive for managed care.

Performance review

For the period since inception on March 31, 2016 through November 30, 2016, Class A shares of ClearBridge Global Health Care Innovations Fund, excluding sales charges, returned 0.50%. The Fund’s unmanaged benchmark, the MSCI World Health Care Index (USD), returned -1.54% for the same period. The Lipper Global Health/Biotechnology Funds Category Average1 returned 0.18% over the same time frame.

Performance Snapshot as of November 30, 2016 (unaudited)
(excluding sales charges)	6 months	Since Fund inception*
ClearBridge Global Health Care Innovations Fund:
Class A	-5.37%	0.50%
Class I	-5.36%	0.60%
Class IS	-5.36%	0.60%
MSCI World Health Care Index (USD)	-6.01%	-1.54%
Lipper Global Health/Biotechnology Funds Category Average[1]	-5.20%	0.18%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Results for longer periods will differ in some cases substantially.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

* The Fund’s inception date is March 31, 2016.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 31, 2016, the gross total annual fund operating expense ratios for Class A, Class I and Class IS shares were 7.67%, 7.32% and 7.22%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended November 30, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 45 funds for the six-month period and among the 45 funds for the eight-month period in the Fund’s Lipper category, and excluding sales charges, if any.

ClearBridge Global Health Care Innovations Fund 2016 Annual Report	3

Fund overview (cont’d)

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions and expenses, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.25% for Class A shares, 0.90% for Class I shares and 0.80% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund had positive returns in two of the seven health care sub-sectors in which it was invested (among 10 sub-sectors plus the drug retail industry) during the reporting period. The greatest contributions to absolute returns came from the biotechnology sub-sector. In terms of individual Fund holdings, leading contributors to performance for the period included UnitedHealth Group Inc., Incyte Corp., Pfizer Inc., Merck & Co., Inc. and Ultragenyx Pharmaceutical Inc.

Relative to the benchmark, both overall stock selection and sector allocation contributed to performance for the period. In particular, stock selection in the biotechnology sub-sector, overweights to the biotechnology and managed care sub-sectors and an underweight to the pharmaceuticals sub-sector were the primary contributors to performance for the period.

Q. What were the leading detractors from performance?

A. In terms of individual Fund holdings, the leading detractors from performance for the period were Allergan PLC, Ono Pharmaceutical Co., Ltd., CVS Health Corp., Roche Holding AG and Molina Healthcare Inc.

Relative to the benchmark, stock selection in the pharmaceuticals and managed health care sub-sectors, an overweight to the drug retail sub-sector and underweight to the health care equipment & supplies sub-sector detracted from performance.

Q. Were there any significant changes to the Fund during the reporting period?

A. Significant changes to the Fund’s portfolio during the period included the initiation of new positions in Alnylam Pharmaceuticals Inc., Arena Pharmaceuticals Inc. and AveXis Inc. During the reporting period, we also closed positions in Relypsa Inc., Cempra Inc., Veracyte Inc., Endologix, Inc. and Pfizer Inc.

Thank you for your investment in ClearBridge Global Health Care Innovations Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

4	ClearBridge Global Health Care Innovations Fund 2016 Annual Report

Sincerely,

Evan Bauman

Portfolio Manager

ClearBridge Investments, LLC

Marshall Gordon

Portfolio Manager

ClearBridge Investments, LLC

Nicholas Wu., PhD

Portfolio Manager

ClearBridge Investments, LLC

December 16, 2016

RISKS: The Fund is newly organized with a limited history of operations. Equity securities are subject to market and price fluctuations. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Because this Fund expects to hold a concentrated portfolio of securities, and invests in certain regions or industries, it has increased vulnerability to market volatility. Investments in health care companies are subject to a number of risks, including the adverse impact of legislative actions and government regulations. The managers’ investment style may become out of favor and/or the managers’ selection process may prove incorrect, which may have a negative impact on the Fund’s performance. Derivatives, such as options and forwards, can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. As a non-diversified fund, it can invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of November 30, 2016 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of November 30, 2016 were: Merck & Co. Inc. (8.8%), UnitedHealth Group Inc. (6.7%), Roche Holding AG (6.1%), Biogen Inc. (5.5%), Allergan PLC (5.3%), Amgen Inc. (4.6%), Bristol-Myers Squibb Co. (4.5%), Alexion Pharmaceuticals Inc. (4.3%), AstraZeneca PLC, ADR (4.3%) and Incyte Corp. (4.0%). Please refer to pages 13 through 14 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top three sector holdings (as a percentage of net assets) as of November 30, 2016 were: Health Care (91.5%), Consumer Staples (2.3%) and Short-Term Investments (6.1%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index

ClearBridge Global Health Care Innovations Fund 2016 Annual Report	5

Fund overview (cont’d)

performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Health Care Index is a subset of the S&P 500 Index, representing those index constituents classified as members of the GICS® health care sector.

ii

The Russell 3000 Health Care Index consists of health care stock components of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

iii

The MSCI World Health Care Index (USD) is designed to capture the large and mid-cap segments across 23 Developed Markets (DM) countries. All securities in the index are classified in the Health Care sector as per the Global Industry Classification Standard (GICS®).

iv

The NASDAQ Biotechnology Index contains securities of NASDAQ-listed companies classified according to the Industry Classification Benchmark as either Biotechnology or Pharmaceuticals and is calculated under a modified capitalization-weighted methodology.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vii	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

viii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

6	ClearBridge Global Health Care Innovations Fund 2016 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of November 30, 2016. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge Global Health Care Innovations Fund 2016 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2016 and held for the six months ended November 30, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]
Class A	-5.37%	$1,000.00	$946.30	0.86%	$4.18	Class A	5.00%	$1,000.00	$1,020.70	0.86%	$4.34
Class I	-5.36	1,000.00	946.40	0.79	3.84	Class I	5.00	1,000.00	1,021.05	0.79	3.99
Class IS	-5.36	1,000.00	946.40	0.80	3.89	Class IS	5.00	1,000.00	1,021.00	0.80	4.04

8	ClearBridge Global Health Care Innovations Fund 2016 Annual Report

[1]	For the six months ended November 30, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

ClearBridge Global Health Care Innovations Fund 2016 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A†	Class I†	Class IS†
Inception* through 11/30/16	0.50%	0.60%	0.60%

With sales charges[2]	Class A†	Class I†	Class IS†
Inception* through 11/30/16	-5.28%	0.60%	0.60%

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 3/31/16 through 11/30/16)	0.50%
Class I (Inception date of 3/31/16 through 11/30/16)	0.60
Class IS (Inception date of 3/31/16 through 11/30/16)	0.60

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results for longer periods will differ, in some cases, substantially. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%.

*	Inception date for Class A, I and IS shares is March 31, 2016.

10	ClearBridge Global Health Care Innovations Fund 2016 Annual Report

Historical performance

Value of $10,000 invested in

Class A Shares of ClearBridge Global Health Care Innovations Fund vs. MSCI World Health Care Index (USD)† — March 31, 2016 - November 2016

Value of $1,000,000 invested in

Class I and IS Shares of ClearBridge Global Health Care Innovations Fund vs. MSCI World Health Care Index (USD)† — March 31, 2016 - November 2016

ClearBridge Global Health Care Innovations Fund 2016 Annual Report	11

Fund performance (unaudited) (cont’d)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares and $1,000,000 invested in Class I and IS shares of ClearBridge Global Health Care Innovations Fund at inception on March 31, 2016 assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through November 30, 2016. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the MSCI World Health Care Index (USD). The MSCI World Health Care Index (USD) is designed to capture the large- and mid-cap segments across 23 Developed Markets (DM) countries. All securities in the index are classified in the Health Care sector as per the Global Industry Classification Standard (GICS®). The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

12	ClearBridge Global Health Care Innovations Fund 2016 Annual Report

Schedule of investments

November 30, 2016

ClearBridge Global Health Care Innovations Fund

Security	Shares	Value
Common Stocks — 93.8%
Consumer Staples — 2.3%
Food & Staples Retailing — 2.3%
CVS Health Corp.	1,066	$81,965
Health Care — 91.5%
Biotechnology — 37.9%
Agios Pharmaceuticals Inc.	875	50,934	*
Alexion Pharmaceuticals Inc.	1,285	157,528	*
Alnylam Pharmaceuticals Inc.	617	27,068	*
Amgen Inc.	1,149	165,536
Applied Genetic Technologies Corp.	650	5,980	*
Arena Pharmaceuticals Inc.	12,620	18,299	*
AveXis Inc.	263	15,549	*
Biogen Inc.	683	200,850	*
BioMarin Pharmaceutical Inc.	1,427	122,194	*
Bluebird Bio Inc.	226	13,639	*
Celgene Corp.	289	34,249	*
ImmunoGen Inc.	2,769	4,929	*
Incyte Corp.	1,416	144,843	*
Insmed Inc.	738	10,074	*
Intercept Pharmaceuticals Inc.	301	30,437	*
Ionis Pharmaceuticals Inc.	587	25,687	*
MacroGenics Inc.	528	13,691	*
ProQR Therapeutics NV	1,281	5,444	*
Regeneron Pharmaceuticals Inc.	150	56,886	*
Spark Therapeutics Inc.	683	37,572	*
Ultragenyx Pharmaceutical Inc.	1,487	116,417	*
Vertex Pharmaceuticals Inc.	1,469	119,885	*
Total Biotechnology		1,377,691
Health Care Equipment & Supplies — 3.2%
Becton, Dickinson & Co.	683	115,495
Health Care Providers & Services — 13.5%
Aetna Inc.	658	86,093
Molina Healthcare Inc.	2,110	111,534	*
UnitedHealth Group Inc.	1,532	242,546
Universal Health Services Inc., Class B Shares	433	53,268
Total Health Care Providers & Services		493,441

See Notes to Financial Statements.

ClearBridge Global Health Care Innovations Fund 2016 Annual Report	13

Schedule of investments (cont’d)

November 30, 2016

ClearBridge Global Health Care Innovations Fund

Security		Shares	Value
Life Sciences Tools & Services — 4.5%
PerkinElmer Inc.		875	$44,380
Thermo Fisher Scientific Inc.		862	120,775
Total Life Sciences Tools & Services			165,155
Pharmaceuticals — 32.4%
Allergan PLC		989	192,163	*
AstraZeneca PLC, ADR		6,023	157,441
Bristol-Myers Squibb Co.		2,909	164,184
Eisai Co., Ltd., ADR		707	41,388
Kyowa Hakko Kirin Co., Ltd.		2,265	32,919	(a)
Merck & Co. Inc.		5,227	319,840
Ono Pharmaceutical Co., Ltd.		2,249	49,781	(a)
Roche Holding AG		993	220,812	(a)
Total Pharmaceuticals			1,178,528
Total Health Care			3,330,310
Total Investments before Short-Term Investments (Cost — $3,451,347)			3,412,275

	Rate
Short-Term Investments — 6.1%
State Street Institutional Treasury Money Market Fund, Premier Class (Cost — $221,981)	0.256%	221,981	221,981
Total Investments — 99.9% (Cost — $3,673,328#)			3,634,256
Other Assets in Excess of Liabilities — 0.1%			3,527
Total Net Assets — 100.0%			$3,637,783

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $3,674,462.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

Summary of Investments by Country** (unaudited)
United States	79.9%
Switzerland	6.1
United Kingdom	4.3
Japan	3.4
Netherlands	0.2
Short-Term Investments	6.1
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of November 30, 2016 and are subject to change.

See Notes to Financial Statements.

14	ClearBridge Global Health Care Innovations Fund 2016 Annual Report

Statement of assets and liabilities

November 30, 2016

Assets:
Investments, at value (Cost — $3,673,328)	$3,634,256
Deferred offering costs	49,058
Dividends and interest receivable	2,533
Prepaid expenses	8,055
Total Assets	3,693,902

Liabilities:
Investment management fee payable	4,656
Service and/or distribution fees payable	33
Payable for Fund shares repurchased	30
Trustees’ fees payable	18
Accrued expenses	51,382
Total Liabilities	56,119
Total Net Assets	$3,637,783

Net Assets:
Par value (Note 6)	$4
Paid-in capital in excess of par value	3,619,772
Undistributed net investment income	14,365
Accumulated net realized gain on investments and foreign currency transactions	42,761
Net unrealized depreciation on investments and foreign currencies	(39,119)
Total Net Assets	$3,637,783

Net Assets:
Class A	$152,027
Class I	$668,219
Class IS	$2,817,537

Shares Outstanding:
Class A	15,126
Class I	66,418
Class IS	280,000

Net Asset Value:
Class A (and redemption price)	$10.05
Class I (and redemption price)	$10.06
Class IS (and redemption price)	$10.06
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$10.66

See Notes to Financial Statements.

ClearBridge Global Health Care Innovations Fund 2016 Annual Report	15

Statement of operations

For the Period Ended November 30, 2016†

Investment Income:
Dividends	$21,859
Interest	500
Less: Foreign taxes withheld	(126)
Total Investment Income	22,233

Expenses:
Offering costs (Note 1)	98,927
Legal fees	20,001
Audit and tax fees	18,500
Investment management fee (Note 2)	16,102
Organization costs (Note 1)	14,500
Fund accounting fees	11,784
Shareholder reports	8,228
Registration fees	3,862
Custody fees	2,460
Transfer agent fees (Note 5)	817
Service and/or distribution fees (Notes 2 and 5)	232
Trustees’ fees	177
Insurance	73
Miscellaneous expenses	3,704
Total Expenses	199,367
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(179,459)
Net Expenses	19,908
Net Investment Income	2,325

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain From:
Investment transactions	42,761
Foreign currency transactions	691
Net Realized Gain	43,452
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(39,072)
Foreign currencies	(47)
Change in Net Unrealized Appreciation (Depreciation)	(39,119)
Net Gain on Investments and Foreign Currency Transactions	4,333
Increase in Net Assets from Operations	$6,658

†	For the period March 31, 2016 (inception date) to November 30, 2016.

See Notes to Financial Statements.

16	ClearBridge Global Health Care Innovations Fund 2016 Annual Report

Statement of changes in net assets

For the Period Ended November 30,	2016†

Operations:
Net investment income	$2,325
Net realized gain	43,452
Change in net unrealized appreciation (depreciation)	(39,119)
Increase in Net Assets From Operations	6,658

Fund Share Transactions (Note 6):
Net proceeds from sale of shares	3,644,967
Cost of shares repurchased	(13,842)
Increase in Net Assets From Fund Share Transactions	3,631,125
Increase in Net Assets	3,637,783

Net Assets:
Beginning of period	—
End of period*	$3,637,783
*Includesundistributed net investment income of:	$14,365

†	For the period March 31, 2016 (inception date) to November 30, 2016.

See Notes to Financial Statements.

ClearBridge Global Health Care Innovations Fund 2016 Annual Report	17

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class A Shares[1]	2016[2]

Net asset value, beginning of period	$10.00

Income (loss) from operations:
Net investment loss[3]	(0.00)
Net realized and unrealized gain	0.05
Total income from operations	0.05

Net asset value, end of period	$10.05
Total return[4]	0.50%

Net assets, end of period (000s)	$152

Ratios to average net assets:
Gross expenses[5]	8.18%
Net expenses[5,6,7]	0.90
Net investment loss[5]	(0.01)

Portfolio turnover rate	20%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 31, 2016 (inception date) to November 30, 2016.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions and expenses, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18	ClearBridge Global Health Care Innovations Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class I Shares[1]	2016[2]

Net asset value, beginning of period	$10.00

Income from operations:
Net investment income	0.01
Net realized and unrealized gain	0.05
Total income from operations	0.06

Net asset value, end of period	$10.06
Total return[3]	0.60%

Net assets, end of period (000s)	$668

Ratios to average net assets:
Gross expenses[4]	7.51%
Net expenses[4,5,6]	0.80
Net investment income[4]	0.11

Portfolio turnover rate	20%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 31, 2016 (inception date) to November 30, 2016.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions and expenses, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Global Health Care Innovations Fund 2016 Annual Report	19

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class IS Shares[1]	2016[2]

Net asset value, beginning of period	$10.00

Income from operations:
Net investment income	0.01
Net realized and unrealized gain	0.05
Total income from operations	0.06

Net asset value, end of period	$10.06
Total return[3]	0.60%

Net assets, end of period (000s)	$2,818

Ratios to average net assets:
Gross expenses[4]	8.16%
Net expenses[4,5,6]	0.80
Net investment income[4]	0.10

Portfolio turnover rate	20%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 31, 2016 (inception date) to November 30, 2016.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions and expenses, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.80%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	ClearBridge Global Health Care Innovations Fund 2016 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Global Health Care Innovations Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

ClearBridge Global Health Care Innovations Fund 2016 Annual Report	21

Notes to financial statements (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

22	ClearBridge Global Health Care Innovations Fund 2016 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer staples	$81,965	—	—	$81,965
Health care	3,026,798	$303,512	—	3,330,310
Total long-term investments	$3,108,763	$303,512	—	$3,412,275
Short-term investments†	221,981	—	—	221,981
Total investments	$3,330,744	$303,512	—	$3,634,256

†	See Schedule of Investments for additional detailed categorizations.

For the period ended November 30, 2016, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At November 30, 2016, securities valued at $303,512 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets

ClearBridge Global Health Care Innovations Fund 2016 Annual Report	23

Notes to financial statements (cont’d)

and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Concentration risk. The Fund normally invests at least 80% of its assets in healthcare related investments. As a result of this investment policy, an investment in the Fund may be subject to greater risk and market fluctuation than an investment in a fund that invests in securities representing a broader range of investment alternatives.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Organization costs. Organization costs associated with the establishment of the Fund are charged to expense as they are incurred.

(g) Offering costs. Costs incurred by the Fund in connection with the commencement of the Fund’s operations are being amortized on a straight line basis over twelve months.

(h) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

24	ClearBridge Global Health Care Innovations Fund 2016 Annual Report

(j) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$11,349	—	$(11,349)
(b)	691	$(691)	—

(a)	Reclassifications are due to non-deductible 12b-1 fees, non-deductible offering costs and non-deductible organization costs for tax purposes.

(b)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.650%
Next $1 billion	0.625
Next $3 billion	0.600
Next $5 billion	0.575
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western

ClearBridge Global Health Care Innovations Fund 2016 Annual Report	25

Notes to financial statements (cont’d)

Asset. For their services, LMPFA pays ClearBridge and Western Asset monthly an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions and expenses, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class I and Class IS shares did not exceed 1.25%, 0.90% and 0.80%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Directors’ consent.

During the period ended November 30, 2016, fees waived and/or expenses reimbursed amounted to $179,459.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. In certain cases, Class A shares have a 1.00% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period ended November 30, 2016, LMIS and its affiliates did not receive any sales charges on sales of the Fund’s Class A shares. In addition, there were no CDSCs paid to LMIS and its affiliates for the period ended November 30, 2016.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of November 30, 2016, Legg Mason and its affiliates owned 83% of the Fund.

3. Investments

During the period ended November 30, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$4,119,209
Sales	710,623

26	ClearBridge Global Health Care Innovations Fund 2016 Annual Report

At November 30, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$235,524
Gross unrealized depreciation	(275,730)
Net unrealized depreciation	$(40,206)

4. Derivative instruments and hedging activities

During the period ended November 30, 2016, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

For the period ended November 30, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees†	Transfer Agent Fees†
Class A	$232	$137
Class I	—	235
Class IS	—	445
Total	$232	$817

†	For the period March 31, 2016 (inception date) to November 30, 2016.

For the period ended November 30, 2016, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements†
Class A	$6,750
Class I	28,957
Class IS	143,752
Total	$179,459

†	For the period March 31, 2016 (inception date) to November 30, 2016.

6. Shares of beneficial interest

At November 30, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

ClearBridge Global Health Care Innovations Fund 2016 Annual Report	27

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Period Ended November 30, 2016†
	Shares	Amount
Class A
Shares sold	16,461	$168,574
Shares repurchased	(1,335)	(13,842)
Net increase	15,126	$154,732

Class I
Shares sold	66,418	$676,393
Net increase	66,418	$676,393

Class IS
Shares sold	280,000	$2,800,000
Net increase	280,000	$2,800,000

†	For the period March 31, 2016 (inception date) to November 30, 2016.

7. Income tax information and distributions to shareholders

The Fund did not make any distributions during the fiscal period ended November 30, 2016.

As of November 30, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$72,290
Deferred capital losses*	(11,361)
Other book/tax temporary differences(a)	(2,669)
Unrealized appreciation (depreciation)(b)	(40,253)
Total accumulated earnings (losses) — net	$18,007

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to the book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

8. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

28	ClearBridge Global Health Care Innovations Fund 2016 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

ClearBridge Global Health Care Innovations Fund:

We have audited the accompanying statement of assets and liabilities of ClearBridge Global Health Care Innovations Fund (the “Fund”), a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of November 30, 2016, and the related statements of operations and changes in net assets, and the financial highlights for the period from March 31, 2016 (inception date) to November 30, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ClearBridge Global Health Care Innovations Fund as of November 30, 2016, and the results of its operations, the changes in its net assets, and the financial highlights for the period from March 31, 2016 (inception date) to November 30, 2016, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 17, 2017

ClearBridge Global Health Care Innovations Fund 2016 Annual Report	29

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Global Health Care Innovations Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	47
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	47
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	47
Other board memberships held by Trustee during past five years	None

30	ClearBridge Global Health Care Innovations Fund

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	47
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	47
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	47
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	47
Other board memberships held by Trustee during past five years	None

ClearBridge Global Health Care Innovations Fund	31

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	47
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	47
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (24 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (10 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009)
Number of funds in fund complex overseen by Trustee	47
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

32	ClearBridge Global Health Care Innovations Fund

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 157 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	150
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

ClearBridge Global Health Care Innovations Fund	33

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

34	ClearBridge Global Health Care Innovations Fund

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

ClearBridge Global Health Care Innovations Fund	35

ClearBridge

Global Health Care Innovations Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

ClearBridge Global Health Care Innovations Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Global Health Care Innovations Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Global Health Care Innovations Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2017 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

CBAX327636 1/17 SR16-2969

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert. Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2015 and November 30, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $64,900 in 2015 and $68,650 in 2016.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2015 and $0 in 2016.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $12,140 in 2015 and $3,920 in 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2015 and 2016; Tax Fees were 100% and 100% for 2015 and 2016; and Other Fees were 100% and 100% for 2015 and 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2016.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 20, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 20, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	January 20, 2017